EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT, dated as of May 12, 2008 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 15, 2006 (as amended by the First Amendment, dated as of October 10, 2007, and as the same may be further amended, supplemented, extended or restated, or otherwise modified from time to time, the “Credit Agreement”), among BROOKDALE SENIOR LIVING INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”), GOLDMAN SACHS CREDIT PARTNERS L.P., LASALLE BANK NATIONAL ASSOCIATION and BANC OF AMERICA SECURITIES LLC, as co-arrangers (in such capacity, the “Co-Arrangers”), LASALLE BANK NATIONAL ASSOCIATION and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, the “Co-Syndication Agents”), GOLDMAN SACHS CREDIT PARTNERS L.P. and CITICORP NORTH AMERICA, INC., as co-documentation agents (in such capacity, the “Co-Documentation Agents”) and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to (i) permit the purchase of up to $150,000,000 of Capital Stock of the Borrower and (ii) make certain other amendments as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.           Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.           Amendment to Section 1.1 of the Credit Agreement (Defined Terms). (a)  Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Applicable Margin” and “Revolving Loan Commitment Fee Rate” and substituting in lieu thereof the following new definitions in the appropriate alphabetical order:

‘“Applicable Margin”:  (i) for the LaSalle L/C Facility, a rate per annum equal to 1.50%, (ii) for the Revolving Credit Facility, a rate per annum equal to (x) 3.00%, with respect to Base Rate Loans (including Swing Line Loans) and (y) 4.00%, with respect to Eurodollar Loans and (iii) for the BoA L/C Facility, a rate per annum equal to 4.00%.

“Revolving Loan Commitment Fee Rate”:  0.50% per annum.’

(b)              Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new defined terms in the appropriate alphabetical order:

‘“Hedge Provider Collateral”:  with respect to any Hedge Agreement, any collateral in the form of cash deposited and/or pledged by the Borrower or any of its Subsidiaries for the benefit of the counterparty in an amount not to exceed the maximum obligation of the Borrower or any of its Subsidiaries under such Hedge Agreement at the time such deposit is required to be made.

“Second Amendment”:  the Second Amendment to this Agreement, dated as of May 12, 2008.

“Second Amendment Effective Date”:  the date on which each of the conditions in Section 8 of the Second Amendment have been fulfilled, which is May 12, 2008.’

3.           Amendment to Section 2.10 of the Credit Agreement (Mandatory Prepayments and Commitment Reductions).  (a)  Section 2.10 of the Credit Agreement is hereby amended by deleting Section 2.10(c) in its entirety and substituting in lieu thereof the following:

“(c)        Amounts to be applied in connection with prepayments made pursuant to this Section 2.10 (other than Section 2.10(d)) shall be applied to the prepayment of the Revolving Credit Loans and/or Swing Line Loans (without a corresponding reduction of the Revolving Credit Commitments).”

(b)          Section 2.10 of the Credit Agreement is hereby further amended by adding the following new Section 2.10(d) in the appropriate alphabetical order:

“(d)        On the last day of each fiscal quarter ending after the Second Amendment Effective Date, the aggregate amount of Revolving Credit Commitments shall be permanently reduced (determined on a cumulative basis for the period beginning on the Second Amendment Effective Date to such date of determination) by an amount equal to the greater of:

(i)           an amount equal (if positive) to (A) 50% of the aggregate amount of Net Cash Proceeds (net of any amounts required to be applied to the repayment of Indebtedness secured by a Lien on the applicable Property, and customary costs and expenses incurred, in connection therewith) received by the Borrower and its Subsidiaries from the incurrence of Indebtedness permitted by Sections 7.2(f), (g) (excluding amounts borrowed to finance construction and other customary development costs and expenses) and (i) during the period beginning on the Second Amendment Effective Date and ending on such date of determination minus (B) $50,000,000; and

(ii)           an amount equal (if positive) to (A) the aggregate of common stock purchased by the Borrower in accordance with Section 7.6(e) during the period beginning on the Second Amendment Effective Date and ending on such date of determination minus (B) $50,000,000.

Notwithstanding the foregoing, the aggregate amount of Revolving Credit Commitments shall be further permanently reduced, if applicable, on the last day of each fiscal quarter set forth below to the amount set forth below opposite such fiscal quarter:

Fiscal Quarter	Revolving Credit Commitment
FQ4 2008	$245,000,000
FQ1 2009	$220,000,000

For the avoidance of doubt, any reduction made pursuant to clauses (i) and (ii) above shall be permanent without regard to the grid above.  Any such reduction of the Revolving Credit Commitments shall be accompanied by prepayment of the Revolving Credit Loans and/or Swing Line Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Credit Commitments as so reduced.  For the avoidance of doubt, any such reduction shall not reduce the amount of the BoA L/C Commitment or the LaSalle L/C Commitment.”

4.           Amendment to Section 7.1 of the Credit Agreement (Financial Condition Covenants).  (a)  Section 7.1(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(a)           Maximum Revolving Credit Loan Balance.  Permit the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans outstanding on the last day of any fiscal quarter of the Borrower to exceed an amount equal to (i) the amount of the Revolving Credit Commitments in effect on such date after giving effect to any reduction required pursuant to Section 2.10(d) minus (ii) the BoA L/C Commitment in effect on such date.”

(b)           Section 7.1(b) of the Credit Agreement is hereby amended by deleting the grid set forth in such Section and substituting in lieu thereof the following:
Fiscal Quarter	Consolidated Adjusted Leverage Ratio
FQ4 2006 through FQ2 2007	8.75 to 1.00
FQ3 2007 through FQ4 2007	8.25 to 1.00
FQ1 2008 through FQ3 2008	8.00 to 1.00
FQ4 2008	7.75 to 1.00
FQ1 2009 and each fiscal quarter thereafter	7.50 to 1.00

(c)           Section 7.1(c) of the Credit Agreement is hereby amended by deleting the grid set forth in such Section and substituting in lieu thereof the following:

Fiscal Quarter	Consolidated Fixed Charge Coverage Ratio
FQ4 2006 through FQ2 2007	1.20 to 1.00
FQ3 2007 through FQ4 2007	1.25 to 1.00
FQ1 2008 through FQ3 2008	1.30 to 1.00
FQ4 2008 and each fiscal quarter thereafter	1.35 to 1.00

5.           Amendment to Section 7.3 of the Credit Agreement (Limitation on Liens).  Section 7.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of Section 7.3(l), (ii) deleting the period at the end of Section 7.3(m) and substituting in lieu thereof the word “; and” and (iii) inserting the following new paragraph (n) in the appropriate order:

“(n)           Liens on any Hedge Provider Collateral in favor of the counterparty under any Hedge Agreement entered into by the Borrower or any of its Subsidiaries in compliance with Section 7.15.”

6.           Amendment to Section 7.6 of the Credit Agreement (Limitation on Restricted Payments).  Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of Section 7.6(c), (ii) deleting the period at the end of Section 7.6(d) and substituting in lieu thereof the word “; and” and (iii) inserting the following new paragraph (e) in the appropriate order:

“(e)           the Borrower may purchase the Borrower’s common stock for cash in an aggregate amount not exceeding $150,000,000 during the term of this Agreement.”

7.           Extension of Termination Dates.  The Borrower hereby exercises each of its two options to extend the Revolving Credit Termination Date and the LaSalle L/C Termination Date, such that from and after the date hereof the Revolving Credit Termination Date and the LaSalle L/C Termination Date shall be May 15, 2009.  The Lenders and Administrative Agent agree that the Borrower shall have no further obligation to deliver any Extension Request Notice or satisfy any condition pursuant to Section 2.6 of the Credit Agreement or otherwise to effect the extension of the Revolving Credit Termination Date and the LaSalle L/C Termination Date as contemplated herein.

8.           Conditions to Effectiveness.  This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received:

(a)           This Amendment, executed and delivered by a duly authorized officer of the Borrower and the Administrative Agent.

(b)           An Acknowledgment and Consent, substantially in the form of Exhibit A hereto (an “Acknowledgment and Consent”), duly executed and delivered by each Grantor.

(c)           A Lender Consent Letter, substantially in the form of Exhibit B (a “Lender Consent Letter”), duly executed and delivered by the Required Lenders.

(d)           Irrevocable written instruction from the Borrower permanently reducing the Revolving Credit Commitments from $320,000,000 to $270,000,000 pursuant to Section 2.8 of the Credit Agreement, such reduction to be effective on May 12, 2008.

(e)           An amendment fee for the account of each Lender that executes and delivers to the Administrative Agent a Lender Consent Letter at or prior to 12:00 Noon, New York City time, on May 12, 2008, in an amount equal to 0.50% of the Commitments of such Lender on such date.

(f)           The extension fees required to be paid to the Administrative Agent for the ratable benefit of the Lenders pursuant to Section 2.6 of the Credit Agreement in an amount equal to $1,312,500.

(g)           All fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.

9.           Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each Lender that as of the Amendment Effective Date (before and after giving effect to this Amendment):

(a)           Each Loan Party has the requisite power and authority to make, deliver and perform this Amendment and the Acknowledgment and Consent (collectively, the “Amendment Documents” to which it is a party.

(b)           Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party.  No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Amendment Documents, or the execution, delivery, performance, validity or enforceability of this Amendment or the other Amendment Documents, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings contemplated by Section 4.19 of the Credit Agreement.  Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto.  Each Amendment Document and the Credit Agreement, as amended hereby (the “Amended Credit Agreement”) constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)           The execution, delivery and performance of the Amendment Documents will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

(d)           Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

(e)           The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Amendment Effective Date.

(f)           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.

10.           Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

11.           Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

12.           Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13.           Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  A set of the copies of this Amendment and the Lender Consent Letters signed by all the parties shall be lodged with the Administrative Agent.  Delivery of an executed signature page of this Agreement or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

14.           Binding Effect.  The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

15.           Headings, etc.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BROOKDALE SENIOR LIVING INC.

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

LEHMAN COMMERCIAL PAPER INC., as
Administrative Agent

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Authorized Signatory

[Signature Page to Second Amendment to the Credit Agreement]

EXHIBIT A to
SECOND AMENDMENT

ACKNOWLEDGMENT AND CONSENT

Reference is made to the SECOND AMENDMENT, dated as of May 12, 2008 (as the same may be further amended, supplemented, extended or restated or otherwise modified from time to time, the “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 15, 2006 (as amended by the First Amendment, dated as of October 10, 2007, and as the same may be further amended, supplemented, extended or restated, or otherwise modified from time to time, the “Credit Agreement”), among BROOKDALE SENIOR LIVING INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”), GOLDMAN SACHS CREDIT PARTNERS L.P., LASALLE BANK NATIONAL ASSOCIATION and BANC OF AMERICA SECURITIES LLC, as co-arrangers (in such capacity, the “Co-Arrangers”), LASALLE BANK NATIONAL ASSOCIATION and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, the “Co-Syndication Agents”), GOLDMAN SACHS CREDIT PARTNERS L.P. and CITICORP NORTH AMERICA, INC., as co-documentation agents (in such capacity, the “Co-Documentation Agents”) and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

Each of the undersigned parties to the Amended and Restated Guarantee and Pledge Agreement, dated as of November 15, 2006 (the “Guarantee and Pledge Agreement”) hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Pledge Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of May 12, 2008.

BROOKDALE SENIOR LIVING INC.

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

BROOKDALE LIVING COMMUNITIES, INC.

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

AMERICAN RETIREMENT CORPORATION

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

FEBC-ALT INVESTORS LLC

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

FEBC-ALT HOLDINGS INC.

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

[Signature Page to Acknowledgment and Consent]

ALTERRA HEALTHCARE CORPORATION

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

[Signature Page to Acknowledgment and Consent]

EXHIBIT B to
SECOND AMENDMENT

LENDER CONSENT LETTER

BROOKDALE SENIOR LIVING INC.
CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2006

To:	Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue
New York, New York 10019
Attn: Craig Malloy

Ladies and Gentlemen:

Reference is made to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 15, 2006 (as amended by the First Amendment, dated as of October 10, 2007, and as the same may be further amended, supplemented, extended or restated, or otherwise modified from time to time, the “Credit Agreement”), among BROOKDALE SENIOR LIVING INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC. and CITIGROUP GLOBAL MARKETS INC., as advisors, joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”), GOLDMAN SACHS CREDIT PARTNERS L.P., LASALLE BANK NATIONAL ASSOCIATION and BANC OF AMERICA SECURITIES LLC, as co-arrangers (in such capacity, the “Co-Arrangers”), LASALLE BANK NATIONAL ASSOCIATION and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, the “Co-Syndication Agents”), GOLDMAN SACHS CREDIT PARTNERS L.P. and CITICORP NORTH AMERICA, INC., as co-documentation agents (in such capacity, the “Co-Documentation Agents”) and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Borrower has requested that the Required Lenders consent to amend the provisions of the Credit Agreement solely on the terms described in the Second Amendment to Credit Agreement, dated as of May 12, 2008, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:
Dated: May ___, 2008

[Signature Page to Lender Consent Letter]

Accepted and agreed:

LEHMAN COMMERCIAL PAPER INC., as
Administrative Agent

By:
Name:
Title: Authorized Signatory

[Signature Page to Lender Consent Letter]